Exhibit 21

Subsidiaries and Affiliates of Emerson Electric Co.
September 30, 2013

LEGAL NAME	JURISDICTION OF INCORPORATION
Artesyn Technologies, Inc.	Florida
Artesyn North America, Inc.	Delaware
AIH, Inc.	Delaware
00269496 Limited	United Kingdom
Astec America LLC	Delaware
Astec Electronics (Malaysia) Sdn Bhd	Malaysia
Emerson Network Power - Embedded Computing and Power (Hong Kong) Limited	Hong Kong
Astec International Limited	Hong Kong
Astec Advanced Power Systems (Malaysia) Sdn Bhd	Malaysia
Astec Advanced Power Systems (Penang) Sdn Bhd	Malaysia
Astec Agencies Limited	Hong Kong
Astec Custom Power (Hong Kong) Limited	Hong Kong
Astec Custom Power (Philippines) Inc.	Philippines
Astec Custom Power (Singapore) Pte. Ltd.	Singapore
Astec Electronics Company Limited	China
Astec Electronics (Luoding) Company Ltd.	China
Astec Power Supply (Shenzhen) Company Limited	China
Astec Power Inc.	BVI
Astec Power Philippines, Inc.	Philippines
Embedded Computing & Power (India) Private Limited	India
Embedded Computing & Power Japan KK	Japan
Emerson Network Power - Embedded Power (Vietnam) Co., Ltd.	Vietnam
Artesyn Cayman Ltd.	Cayman Islands
Artesyn Cayman LP	Cayman Islands
Artesyn International Ltd.	Cayman Islands
Artesyn Ireland Ltd.	Cayman Islands
Artesyn Technologies Asia-Pacific Ltd.	Hong Kong
Artesyn Netherlands B.V.	Netherlands
Artesyn Holding GmbH	Austria
Artesyn Austria GmbH	Austria
Artesyn Austria GmbH & Co. KG	Austria
Artesyn Hungary Elektronikai Kft.	Hungary
Artesyn Germany GmbH	Germany
Artesyn Elektronische Gerate Beteiligungs-und Verwaltungs-GmbH	Germany

Artesyn GmbH & Co. KG	Germany
Emerson Network Power - Embedded Computing & Power Sarl	France
Emerson Network Power - Embedded Computing GmbH	Germany
Stourbridge Holdings (U.K.) Limited	United Kingdom
Mirroware Manufacturing Limited	United Kingdom
Astec Europe Limited	United Kingdom
Emerson Network Power - Embedded Computing, Inc.	Wisconsin
Avocent Corporation	Delaware
Avocent Huntsville Corp.	Alabama
Aperture International Limited	United Kingdom
Avocent do Brasil Informatica Ltda	Brazil
Avocent Fremont Corp.	California
Avocent China Technology Limited	China
Avocent International Holdings Limited	Ireland
Avocent Belgium Limited BVBA/SPRL	Belgium
Avocent Asia Pacific Pte. Ltd.	Singapore
Avocent Australia Pty. Ltd.	Australia
Avocent (China) Limited	Hong Kong
Avocent Taiwan Co., Ltd.	Taiwan
Avocent International Limited	Ireland
Avocent Deutschland GmbH	Germany
Avocent Italia Srl	Italy
Avocent Japan KK	Japan
Avocent Netherlands B.V.	Netherlands
Avocent Spain S.L.	Spain
Avocent Sweden AB	Sweden
Avocent Redmond Corp.	Washington
Avocent Texas Corp.	Texas
Avtron LoadBank, Inc.	Delaware
Avtron LoadBank Worldwide Co., Ltd.	United Kingdom
N.J. Froment & Co. Limited	United Kingdom
Branson Ultrasonic S.A.	Switzerland
Bristol, Inc.	Delaware
California Emerson LLC	Delaware
CHC Holding Corporation	Delaware
Chloride Power Electronics Incorporated	Delaware
U P Systems, Incorporated	Delaware
ClosetMaid Corporation	Florida
Clairson, Inc.	Delaware
ClosetMaid de Mexico, S.A. de C.V.	Mexico
ClosetMaid North America, Inc.	Delaware
Computational Systems, Incorporated	Tennessee
CSI Technology, Inc.	Delaware

Control Products, Inc.	Minnesota
Control Techniques Iberia S.A.	Spain
Daniel Industries, Inc.	Delaware
Emerson Process Management Valve Automation, Inc.	Delaware
Bettis Canada Ltd.	Canada
Bettis Holdings Limited	United Kingdom
Bettis UK Limited	United Kingdom
Prime Actuator Control Systems Limited	United Kingdom
Prime Actuator Control Systems UK Limited	United Kingdom
Emerson Process Management Valve Actuation LLC	Delaware
Hytork Controls, Inc.	Delaware
Daniel Automation Company	Delaware
Daniel Industrial, Inc.	Delaware
Daniel En-Fab Systems, Inc.	Delaware
Daniel International Limited	United Kingdom
Daniel Europe Limited	United Kingdom
Daniel Industries Limited	United Kingdom
Spectra-Tek Holdings Limited	United Kingdom
Spectra-Tek UK Limited	United Kingdom
Daniel Measurement Solutions Pvt. Ltd.	India
Spectra-Tek International Limited	United Kingdom
Greenfield (UK) Limited	United Kingdom
Daniel Measurement and Control, Inc.	Delaware
Daniel Industries Canada Inc.	Canada
Metco Services Venezuela, C.A.	Venezuela
Danmasa S.A. de C.V.	Mexico
Hytork International Ltd.	United Kingdom
Hytork Controls, Inc.	Florida
Hytork Controls Limited	United Kingdom
Hytork LLC	Delaware
Hytork Services Limited	United Kingdom
EECO, Inc.	Delaware
Apple JV Holding Corp.	Delaware
EGS Electrical Group LLC	Delaware
Appleton Electric LLC	Delaware
Appleton Electric, S.A. de C.V.	Mexico
Appleton Holding Corp.	Delaware
EGS Electrical Group Canada Ltd.	Ontario
Easy Heat Ltd.	Ontario
EGS Participacoes Ltda	Brazil
Nutsteel Indústria Metalúrgica Ltda	Brazil
Easy Heat, Inc.	Delaware
EGS Comercializadora Mexico, S. de R.L. de C.V.	Mexico

EGS Electrical Group Romania Srl	Romania
EGS Holding Sarl	France
ATX S.A.	France
Easy Heat Europe SAS	France
EGS Mexico S. de R.L. de C.V.	Mexico
EGS Private Ltd.	Singapore
Emerson Hazardous Electrical Equipment (Shanghai) Co., Ltd.	China
GSEG LLC	Delaware
O-Z Gedney Company LLC	Delaware
Electrical Reliability Services, Inc.	California
Emerson Climate Technologies, Inc.	Delaware
Emerson Climate Technologies Retail Solutions, Inc.	Delaware
Emerson Climate Services, LLC	Delaware
Copeland Access +, Inc.	Delaware
Copeland Corporation LLC	Delaware
Copeland de Mexico, S.A. de C.V.	Mexico
Emerson Climate Technologies (India) Limited	India
Copeland Redevelopment Corporation	Missouri
CR Compressors LLC	Delaware
Scroll Compressors LLC	Delaware
Scroll Mexico LLC	Delaware
Emerson Electric do Brasil Ltda	Brazil
Emerson Electric (U.S.) Holding Corporation	Delaware
Automatic Switch Company	Delaware
ASC Investments, Inc.	Delaware
Asco Controls AG	Switzerland
Asco Controls B.V.	Netherlands
Asco Mideast B.V.	Netherlands
Asco Magnesszelep Kft.	Hungary
Asco/Joucomatic s.r.o.	Czech Republic
Asco Joucomatic ZA B.V.	Netherlands
Asco Numatics Sp. z.o.o.	Poland
ASCO/NUMATICS GmbH	Switzerland
Ascomation Pty. Ltd.	Australia
Asco Joucomatic Pty. Ltd.	Australia
Asco Numatics Pty. Ltd.	Australia
Asco Valve Pty. Ltd.	Australia
Ascomation (NZ) Ltd.	New Zealand
Asco Numatics (NZ) Limited	New Zealand
Numatics Pty. Ltd.	Australia
Sirai Pty. Ltd.	Australia
Asco AB	Sweden
ASCO Japan Co., Ltd.	Japan

Ascomatica S.A. de C.V.	Mexico
Asco Services, Inc.	New Jersey
ASCO Switch Enterprises LLC	Delaware
ASCO Numatics (India) Private Limited	India
ASCO Power Technologies, L.P.	Delaware
ASCO Valve Enterprises LLC	Delaware
ASCO Valve, Inc.	Delaware
ASCO Controls, L.P.	Delaware
ASCO Valve Manufacturing, LLC	Delaware
Ascotech, S.A. de C.V.	Mexico
Ascoval Industria e Commercio Ltda	Brazil
Branson Ultrasonics Corporation	Delaware
Branson Korea Co., Ltd.	Korea
Branson Ultrasonidos S.A.E.	Spain
Branson Ultrasons SAS	France
El-O-Matic GmbH	Germany
Emerson Climate Technologies GmbH	Germany
Emerson Climate Technologies Limited	United Kingdom
Emerson Climate Technologies Refrigeration S.A.	Belgium
Emerson Climate Technologies S.A.	Spain
Emerson Climate Technologies Sarl	France
Emerson Climate Technologies Srl	Italy
Emerson Deutschland Holding GmbH	Germany
Emerson Dietzenbach GmbH	Germany
Emerson Electric Overseas Finance Corp.	Delaware
Emerson Process Management GmbH	Germany
Emerson Process Management GmbH & Co. OHG	Germany
epro GmbH	Germany
Emerson Process Management Ltda	Brazil
Emerson Retail Services Europe GmbH	Germany
Emerson Technologies Verwaltungs GmbH	Germany
Emerson Technologies GmbH & Co. OHG	Germany
Emersub LXXXIV, Inc.	Delaware
Emersub LXXXVI, Inc.	Delaware
EMR Holdings (France) SAS	France
Asco Joucomatic S.A.	France
Asco Numatics GmbH	Germany
Fluidocontrol S.A.	Spain
Joucomatic S.A.	Belgium
Avocent France SAS	France
Company Financiere de Chausey, S.A.	France
Emerson Network Power Energy Systems, SA	France
Francel SAS	France

Leroy-Somer S.A.	France
Bertrand Polico SAS	France
Constructions Electriques de Beaucourt SAS	France
ESO SAS	France
ESO CENTRE EST Sarl	France
ESO CENTRE OUEST Sarl	France
ESO Ile de France Sarl	France
ESO OUEST Sarl	France
ESO NORD EST Sarl	France
ESO NORMANDIE Sarl	France
ESO SUD EST Sarl	France
ESO SUD OUEST Sarl	France
Etablissements Trepeau SAS	France
Girard Transmissions SAS	France
IMI Elektromos Gepeket Gyarto Kft	Hungary
La Francaise de Manutention SAS	France
Leroy-Somer Denmark A/S	Denmark
Leroy Somer Elektomekanik Sistemler Ticaret Ltd. STI	Turkey
Leroy-Somer Iberica S.A.	Spain
Teilsa Servicios, S.L.	Spain
Leroy-Somer Ltd.	Greece
Leroy-Somer Limited	United Kingdom
Leroy Somer Marbaise GmbH	Germany
Leroy-Somer B.V.	Netherlands
Leroy-Somer Norden AB	Sweden
Leroy-Somer NV	Belgium
ESO Belgium S.A.	Belgium
Leroy Somer (Pty) Ltd. (South Africa)	South Africa
Leroy-Somer (Pty) Ltd.	Australia
Leroy-Somer S. E. A. Pte. Ltd.	Singapore
Leroy-Somer SA	Switzerland
Leroy-Somer SpA	Italy
E.M.S. Elettro Multi Service Srl	Italy
M.L.S. Holice, spol s.r.o.	Czech Republic
MLS Industries Inc.	Delaware
Yorba Linda International, Inc.	Delaware
Moteurs Leroy-Somer	France
Societe Anonyme de Mecanique et D’outillage du Vivarais SA	France
Ridgid France SAS	France
Marbaise Hanlo LS GmbH	Germany
Ridge Tool GmbH	Germany
Ridge Tool GmbH & Co. OHG	Germany
Rosemount Inc.	Minnesota

Control Techniques - Americas, Inc.	Delaware
Control Techniques - Americas LLC	Delaware
Fincor Holding, LLC	Delaware
Dieterich Standard, Inc.	Delaware
Emerson Process Management AB	Sweden
Emerson Process Management A/S (Denmark)	Denmark
Emerson Process Management AS	Norway
Emerson Process Management Holding AG	Switzerland
Emerson Process Management AG	Switzerland
Emerson LLC	Azerbaijan
Emerson LLP	Kazakhstan
Emerson Process Management Kft.	Hungary
Emerson Process Management Romania Srl	Romania
Emerson Process Management sp. z.o.o.	Poland
Emerson Process Management UAB	Lithuania
Emerson Process Management Ticaret Limited Sirketi	Turkey
Emerson Process Management s.r.o.	Czech Republic
Emerson Process Management s.r.o.	Slovakia
Emerson TOV	Ukraine
Emerson Process Management Power and Water Solutions Sp. z.o.o.	Poland
Emerson Process Management Asia Pacific Pte. Ltd.	Singapore
Emerson Process Management Manufacturing (M) Sdn Bhd	Malaysia
Emerson Process Management Valve Automation (M) Sdn Bhd	Malaysia
Emerson Process Management (India) Pvt. Ltd.	India
Emerson Process Management Korea Ltd.	Korea
Emerson Process Management Oy	Finland
Emerson Process Management, S.A. de C.V.	Mexico
Emerson Process Management, S.L.	Spain
P I Components Corp.	Texas
Rosemount Analytical Inc.	Delaware
Rosemount China Inc.	Minnesota
Rosemount Nuclear Instruments, Inc.	Delaware
Xomox Uruguaya S.A.	Uruguay
Emerson Network Power Solutions, Inc.	Delaware
Emerson Power Transmission Corporation	Delaware
Emerson Chain, Inc.	Delaware
McGill Manufacturing Company, Inc.	Indiana
Rollway Bearing N.V.	Belgium
Liebert Corporation	Ohio
Alber Corp.	Florida
Atlas Asia Limited	Hong Kong
Emerson Network Power Software (Shenzhen) Co., Ltd.	China
Emerson Network Power Australia Pty. Ltd.	Australia

Atlas Air Australia Pty. Ltd.	Australia
Emerson Network Power DHC B.V.	Netherlands
Emerson Network Power do Brasil Ltda	Brazil
Artesyn do Brasil Comercio de Produtos de Conversao de Energia Ltda	Brazil
Emerson Network Power (Hong Kong) Limited	Hong Kong
Emerson Network Power (India) Private Limited	India
Emerson Process Management Chennai Limited	India
Leroy Somer India Private Limited	India
Emerson Network Power, Liebert Services, Inc.	Delaware
Emerson Network Power (Singapore) Pte. Ltd.	Singapore
Emerson Network Power (Malaysia) Sdn Bhd	Malaysia
Knürr Pte. Ltd.	Singapore
Spectra Systems Sdn Bhd	Malaysia
Emerson Network Power Surge Protection, Inc.	New York
Emerson Network Power (Taiwan) Co., Ltd.	Taiwan
Emerson Network Power (Thailand) Co. Ltd.	Thailand
Liebert Field Services, Inc.	Delaware
Liebert North America, Inc.	Delaware
Liebert Property Holdings, L.L.C.	Delaware
Micro Motion, Inc.	Colorado
Ridge Tool Company	Ohio
Ridge Tool (Australia) Pty. Ltd.	Australia
Ridge Tool Manufacturing Company	Delaware
Ridge Tool Pattern Company	Delaware
RIDGID, Inc.	Delaware
Ridgid Italia Srl	Italy
Ridgid Online, Inc.	Ohio
Ridgid Werkzeuge AG	Switzerland
Therm-O-Disc, Incorporated	Ohio
Componentes Avanzados de Mexico S.A. de C.V.	Mexico
Controles de Temperatura S.A. de C.V.	Mexico
E.G.P. Corporation	Delaware
Emermex S.A. de C.V.	Mexico
Emerson Arabia, Inc.	Delaware
Emerson Process Management Arabia Limited	Saudi Arabia
Emersub 4 LLC	Delaware
Emerson Climate Technologies Mexico S.A. de C.V.	Mexico
Emerson Electric (Asia) Limited	Hong Kong
Branson Ultrasonics (Asia Pacific) Co. Ltd.	Hong Kong
Emerson Electric (South Asia) Pte. Ltd.	Singapore
Emerson (Philippines) Corporation	Philippines
Emerson Technology Service (Shenzhen) Co., Ltd.	China
Emerson Electric II, C.A.	Venezuela

Emerson Electric de Colombia Ltda	Colombia
Emerson Electric International, Inc.	Delaware
Emerson Electric Ireland Limited	Bermuda
Emersub Treasury Ireland	Ireland
Emerson Electric (Mauritius) Ltd.	Mauritius
Emerson Electric Co. (India) Private Ltd.	India
Westinghouse Electric Pvt. Limited	Mauritius
Emerson Process Management Power & Water Solutions India Private Limited	India
Emerson Electric Nederland B.V.	Netherlands
Aegir Norge Holding AS	Norway
Roxar AS	Norway
Emerson Process Management Nigeria Limited	Nigeria
Energy Scitech Ltd.	United Kingdom
PolyOil Ltd.	United Kingdom
Roxar do Brasil Ltda	Brazil
Roxar Flow Measurement AS	Norway
Roxar Flow Measurement Ltd.	United Kingdom
Roxar Flow Measurement Sdn Bhd	Malaysia
Roxar Ltd.	United Kingdom
Roxar Maximum Reservoir Performance WLL	Bahrain
Roxar Pty. Ltd.	Australia
Roxar de Mexico S.A. de C.V.	Mexico
Roxar de Venezuela C.A.	Venezuela
Roxar Saudi Company	Saudi Arabia
Roxar Services AS	Norway
Roxar Services OOO	Russia
Roxar Technologies AS	Norway
Roxar Software Solutions AS	Norway
Roxar Strategic Staffing S.A. de C.V.	Mexico
Roxar Vietnam Company Ltd.	Vietnam
ALCO CONTROLS, spol s.r.o.	Czech Republic
Branson Ultrasonics B.V.	Netherlands
Beckman Industrial B.V.	Netherlands
Damcos Holding A/S	Denmark
Damcos A/S	Denmark
Emerson Process Management Marine Solutions Korea Co., Ltd.	Korea
Emerson Process Management Marine Systems (Shanghai) Co., Ltd.	China
El-O-Matic B.V.	Netherlands
El-O-Matic Valve Actuators (F.E.) Pte. Ltd.	Singapore
Emerson Process Management (South Africa) (Proprietary) Ltd.	South Africa
Electrische Apparatenfabriek Capax B.V.	Netherlands
EMERSON a.s.	Slovakia
Emerson LLC	Russia
Emerson Oradea S.R.L.	Romania

Emerson Srl	Romania
EMERSON CLIMATE TECHNOLOGIES, s.r.o.	Czech Republic
Emerson Electric spol s.r.o.	Czech Republic
Emerson Network Power Pakistan (Private) Limited	Pakistan
Emerson Network Power (Vietnam) Co., Ltd.	Vietnam
Emerson Process Management B.V.	Netherlands
Emerson Process Management (Vietnam) Co., Ltd.	Vietnam
EMRSN HLDG B.V.	Netherlands
Emerson Network Power B.V.	Netherlands
Emerson Process Management Flow B.V.	Netherlands
Fusite, B.V.	Netherlands
ORTRUD Verwaltungsgesellschaft mbH	Germany
Knürr-Holding GmbH	Germany
Knürr GmbH	Germany
Knürr AG	Switzerland
Knürr Electronics GmbH	Germany
Knürr Electronics GmbH & Co. Grundbesitz OHG	Germany
Knürr-Ercotec GmbH & Grundstücksverwaltung KG	Germany
Knürr GmbH & Co. Grundbesitz OHG	Germany
Knürr Innovation GmbH	Germany
Knürr Ltd.	United Kingdom
Knürr Lommatec Mechanik für die Elektronik Beteiligungs und Verwaltungs GmbH	Germany
Knürr s.r.o.	Czech Republic
Knürr Technical Furniture GmbH	Germany
Knürr-Ercotec GmbH	Germany
Knürr International GmbH	Germany
Therm-O-Disc Europe B.V.	Netherlands
Emerson Electric Puerto Rico, Inc.	Delaware
Emerson Puerto Rico, Inc.	Delaware
Emerson Electric (Taiwan) Company Limited	Taiwan
Emerson Finance LLC	Delaware
Emerson Middle East, Inc.	Delaware
Emerson Network Power, Energy Systems, North America, Inc.	Delaware
Emerson Network Power Exportel, S.A. de C.V.	Mexico
Emerson Network Power, Inc.	Texas
Emerson Sice Srl	Italy
Asco Numatics Sirai Srl	Italy
Branson Ultrasuoni Srl	Italy
CDZ.T Srl	Italy
Dixell Srl	Italy
Emerson Network Power Holding Srl	Italy
Emerson Network Power Srl	Italy
Emerson Network Power Enterprise Srl	Italy
Emerson Network Power Sp. z.o.o.	Poland
Liebert Hiross Holding GmbH	Germany
Emerson Network Power GmbH	Germany

Emerson Network Power Kft.	Hungary
Emerson Process Management Srl	Italy
System Plast Srl	Italy
System Plast GmbH	Germany
System Plast International B.V.	Netherlands
System Plast Ltd.	United Kingdom
System Plast Ltda	Brazil
System Plast SAS	France
Emerson Telecommunication Products, LLC	Delaware
JTP Industries, Inc.	Delaware
Emerson Network Power Connectivity Solutions, Inc.	Delaware
Emerson Mexico Corporate Services S de R.L. de C.V.	Mexico
Stratos International, Inc.	Delaware
Advanced Interconnection Technology LLC	Delaware
Paracer, Inc.	Delaware
Rapidwerks LLC	Delaware
Sterling Holding Company	Delaware
Quality Components, Inc.	Delaware
Semflex, Inc.	Delaware
Swiss Precision Products, Inc.	Delaware
TQ Management Corporation	Delaware
Trompeter Electronics, Inc.	Delaware
STRATOS Lightwave LLC	Delaware
Stratos Lightwave-Florida Incorporated	Delaware
Tsunami Optics, Inc.	California
Northern Technologies, Inc.	Idaho
Emerson Venezuela C.A.	Venezuela
Emerson Ventures Inc.	Delaware
Emersub 3 LLC	Delaware
Emersub 14 LLC	Delaware
Vilter Manufacturing LLC	Wisconsin
Emersub CII, Inc.	Delaware
Emersub XLVI, Inc.	Nevada
Copesub, Inc.	Delaware
Alliance Compressors LLC	Delaware
Emersub LII, Inc.	Delaware
Emersub XCI, Inc.	Delaware
Emersub Italia Srl	Italy
International Gas Distribution SA	Luxembourg
O.M.T. OFFICINA MECCANICA TARTARINI Srl	Italy
EMR Foundation, Inc.	Missouri
EMR Holdings, Inc.	Delaware
Branson de Mexico, S.A. de C.V.	Mexico
Copeland Compresores Hermeticos, S.A. de C.V.	Mexico
Copeland Korea Inc.	Korea

Dar Ibtikar Al Iraq for General Services and General Trade LLC	Iraq
Emerson Argentina S.A.	Argentina
Emerson Climate Technologies Australia Pty. Ltd.	Australia
Emerson del Peru S.A.C.	Peru
Emerson Dominicana, Srl	Dominican Republic
Emerson d.o.o.	Croatia
Emerson Electric (U.S.) Holding Corporation (Chile) Limitada	Chile
Inversiones Emerson Chile Limitada	Chile
Elevair S.A.	Chile
Instalaciones y Servicios Elevair Service S.A.	Chile
Emerson Electric C.R. Srl	Costa Rica
Emerson Electric de Mexico S.A. de C.V.	Mexico
Emerson Electric Holdings (Switzerland) GmbH	Switzerland
Emerson Process Management Co., Ltd.	China
EMR Emerson Holdings (Switzerland) GmbH	Switzerland
EMR (Asia) Limited	Hong Kong
Emerson Electric (China) Holdings Co., Ltd.	China
ASCO Valve (Shanghai) Co., Ltd.	China
Beijing Rosemount Far East Instrument Co., Ltd.	China
Branson Ultrasonics (Shanghai) Co., Ltd.	China
ClosetMaid (Jiangmen) Storage Limited	China
Emerson Beijing Instrument Co. Ltd.	China
Emerson Climate Technologies (Shanghai) Co., Ltd.	China
Emerson Climate Technologies (Shenyang) Refrigeration Co., Ltd.	China
Emerson Climate Technologies - Solutions (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Trading Co., Ltd.	China
Emerson Electric (Shenzhen) Co. Ltd.	China
Emerson eResource (Xi'an) Co., Ltd.	China
Emerson Fusite Electric (Shenzhen) Co. Ltd.	China
Emerson InSinkErator Appliance (Nanjing) Co., Ltd.	China
Emerson Junkang Enterprise (Shanghai) Co., Ltd.	China
Emerson Machinery Equipment (Shenzhen) Co., Ltd.	China
Emerson Network Power (Mianyang) Co., Ltd.	China
Emerson Network Power (Xi'an) Co., Ltd.	China
Emerson Network Power Connectivity Solutions (Shanghai) Co., Ltd.	China
Emerson Network Power Co., Ltd.	China
Emerson Power Transmission (Zhangzhou) Co., Ltd.	China
Emerson Process Management Flow Technologies Co., Ltd.	China
Emerson Process Management Power & Water Solutions (Shanghai) Co., Ltd.	China
Emerson Process Management (Tianjin) Valves Co., Ltd.	China
Emerson Process Management Valve Automation (Tianjin) Co., Ltd.	China
Emerson Professional Tools (Shanghai) Co., Ltd.	China

Emerson Trading (Shanghai) Co., Ltd.	China
Fisher Jeon Gas Equipment (Chengdu) Co., Ltd.	China
Fisher Regulators (Shanghai) Co., Ltd.	China
Leroy Somer Electro-Technique (Fuzhou) Co., Ltd.	China
Emerson Network Power (Jiangmen) Co., Ltd.	China
Emerson Electric Korea Ltd.	Korea
Emerson Electric (M) Sdn Bhd	Malaysia
Emerson Electric Poland Sp. z.o.o.	Poland
FZN Marbaise LS Sp. z.o.o.	Poland
Emerson Network Power (Bangladesh) Private Limited	Bangladesh
Emerson Network Power Limited	Nigeria
Emerson Network Power (Philippines), Inc.	Philippines
Emerson Network Power (South Africa) (Pty) Ltd	South Africa
Emerson Network Power (Ghana) Limited	Ghana
Emerson Network Power, S.A.	Spain
Jaure, S.A.	Spain
Emerson Panama S. de R.L.	Panama
Emerson Process Management Europe GmbH	Switzerland
Emerson Process Management Magyarorszag Kft.	Hungary
Emerson Process Management NV	Belgium
Emerson Puerto Rico, Inc.	Puerto Rico
Emerson (Thailand) Limited	Thailand
Emersub 5 LLC	Delaware
Emersub Mexico, Inc.	Nevada
ClosetMaid Reynosa S. de R.L. de C.V.	Mexico
Copeland Scroll Compresores de Mexico S.A. de C.V.	Mexico
Daniel Measurement and Control, S. de R.L. de C.V.	Mexico
Emerpowsys, S. de R.L. de C.V.	Mexico
Emerson Electronic Connector and Components, S.A. de C.V.	Mexico
Emerson Network Power Embedded Computing, S. de R.L. de C.V.	Mexico
Emerson Tool and Appliance Company, S. de R.L. de C.V.	Mexico
Emerson Tool Company de Mexico, S. de R.L. de C.V.	Mexico
Emersub 1 LLC	Delaware
Intermetro de Acuna S. de R.L. de C.V.	Mexico
InterMetro de Mexico, S. de R.L. de C.V.	Mexico
Emersub XXXVI, Inc.	Delaware
Digital Appliance Controls (UK) Limited	United Kingdom
Control Techniques Limited	United Kingdom
Control Techniques GmbH	Germany
Reta Anlagenbau GmbH	Germany
SSB Group GmbH	Germany
SSB Management GmbH	Germany
SSB Wind Systems GmbH & Co. KG	Germany

SSB Wind Energy Technology (Qingdao) Co., Ltd.	China
SSB-Antriebstechnik-Verwaltungs-und Beteiligungsgesellschaft mbH	Germany
Control Techniques Asia-Pacific Pte. Ltd.	Singapore
Control Techniques Drives (Malaysia) Sdn Bhd	Malaysia
Control Techniques Singapore Pte Limited	Singapore
Control Techniques Australia Pty. Ltd.	Australia
Control Techniques Bermuda Limited	Bermuda
Control Techniques Drives Limited	United Kingdom
Control Techniques Dynamics Limited	United Kingdom
Evershed Powerotor Limited	United Kingdom
Moore Reed & Company Limited	United Kingdom
Control Techniques Southern Africa (Pty) Ltd.	South Africa
Control Techniques SpA	Italy
Control Techniques Worldwide BV	Netherlands
Control Techniques AG	Switzerland
Control Techniques BV	Netherlands
Control Techniques Brno s.r.o.	Czech Republic
Control Techniques China Pte. Ltd.	Hong Kong
Control Techniques Endustriyel Kontrol Sistemerli Sanayi ve Ticaret AS	Turkey
Control Techniques India Private Limited	India
Control Techniques Elpro Automation Limited	India
DrivesShop Limited	United Kingdom
Foray 600 Limited	United Kingdom
Foray 606 Limited	United Kingdom
Emerson Holding Company Limited	United Kingdom
Asco Joucomatic Ltd.	United Kingdom
Asco Power Technologies Limited	United Kingdom
Bristol Babcock Limited	United Kingdom
Computational Systems Limited	United Kingdom
Copeland Limited	United Kingdom
CSA Consulting Engineers Ltd.	United Kingdom
El-O-Matic Limited	United Kingdom
Emerson Climate Technologies Retail Solutions UK Limited	United Kingdom
Emerson Electric U.K. Limited	United Kingdom
Artesyn Communication Products UK Ltd.	Scotland
Bray Lectroheat Limited	United Kingdom
Buehler Europe Limited	United Kingdom
Bannerscientific Limited	United Kingdom
Buehler UK Limited	United Kingdom
Metaserv Limited	United Kingdom
Metallurgical Services Laboratories Limited	United Kingdom
Emerson FZE	UAE
Emerson Climate Technologies FZE	UAE

Emerson Process Management Morocco Sarl	Morocco
Emerson Network Power - Embedded Computing UK Ltd.	Scotland
ENPDOR2012A Limited	United Kingdom
Liebert Swindon Limited	United Kingdom
Emerson Energy Systems (UK) Limited	United Kingdom
Emerson Network Power Connectivity Solutions Limited	United Kingdom
Midwest Microwave Limited	United Kingdom
Emerson Process Management Limited	United Kingdom
Emerson Process Management Distribution Limited	United Kingdom
Emerson Process Management Shared Services Limited	United Kingdom
EMR Barnstaple Limited	United Kingdom
Fisher-Rosemount Properties Limited	United Kingdom
F-R Properties (UK) Limited	United Kingdom
Groveley Detection Limited	United Kingdom
METCO Services Limited	United Kingdom
TopWorx UK Limited	United Kingdom
Emerson Process Management Services Limited	United Kingdom
Emerson UK Trustees Limited	United Kingdom
Fisher Controls Limited	United Kingdom
Farris Engineering Limited	United Kingdom
Fisher Governor Company Limited	United Kingdom
MDC Technology Limited	United Kingdom
MDC Technology Trustees Limited	United Kingdom
Mobrey Group Limited	United Kingdom
Mobrey Overseas Sales Limited	United Kingdom
Mobrey Limited	United Kingdom
Pactrol Controls Limited	United Kingdom
EMR Worldwide B.V.	Netherlands
Emerson Climate Technologies - Transportation Solutions ApS	Denmark
EMERSON DHC B.V.	Netherlands
Emerson Electric (Thailand) Limited	Thailand
Emerson Process Management Qatar S.S.C.	Qatar
Emersub 7 LLC	Delaware
Emersub 8 LLC	Delaware
Emersub 9 LLC	Delaware
Emersub 10 LLC	Delaware
Emersub 11 LLC	Delaware
Emersub 12 LLC	Delaware
EMR (Mauritius) Ltd.	Mauritius
Emerson Industrial Automation Electric Power Generation Private Limited	India
Emerson Electric Canada Limited	Canada
Emerson Holding Sweden AB	Sweden
Emerson Sweden AB	Sweden

Emerson Network Power AB	Sweden
Embedded Computing & Power Sweden AB	Sweden
Rosemount Tank Radar AB	Sweden
Emerson Process Management Marine Solutions Singapore Pte. Ltd.	Singapore
Rosemount Tank Gauging India Pvt. Ltd.	India
Rosemount Tank Gauging Middle East SPC	Bahrain
Emerson USD Finance Company Limited	United Kingdom
Net Safety Monitoring Inc.	Canada
Net Safety Monitoring Singapore Pte. Ltd.	Singapore
Rutherfurd Acquisitions Limited	United Kingdom
Chloride Group Limited	United Kingdom
Advanced Design Electronics Limited	United Kingdom
Chloride Batteries Limited	United Kingdom
Chloride Holdings UK Limited	United Kingdom
Chloride Limited	United Kingdom
Fleetness 174 Limited	United Kingdom
Exide Electronics Limited	United Kingdom
Chloride Nominees Limited	United Kingdom
Chloride Pension Trust Limited	United Kingdom
Chloride Power Protection Limited	Thailand
Chloride Power Protection Pty. Ltd.	Australia
Chloride Quest Trustees Limited	United Kingdom
Chloride Supplies Limited	United Kingdom
CHLD Singapore Pte. Ltd.	Singapore
Chloride do Brasil Limitada	Brazil
Chloride Holdings Limited	United Kingdom
Chloride Srl	Italy
Chloride Koexa S.A.	Argentina
Chloride Power Protection China Ltd.	China
Chloride Secure Power Philippines Inc.	Philippines
CPE Chloride Power Electronics S.A.	Spain
Emerson Network Power, Limitada	Portugal
Chloride UPS Svenska AB	Sweden
Emerson Network Power Guc Sistemleri Limited Sirketi	Turkey
Emerson Network Power Limited	Ireland
Emerson Network Power (Pune) Private Limited	India
Masterguard do Brasil Limitada	Brazil
Chloride U.K. Limited	United Kingdom
Continuous Power International Limited	United Kingdom
Continuous Power Limited	United Kingdom
Emerson Network Power Industrial Systems SAS	France
AST Electronique Services S.A.S.	France
Emerson Network Power SAS	France

France Onduleurs Ondyne Sarl	France
Emerson Network Power Limited	United Kingdom
Emergency Power Systems Limited	United Kingdom
Oneac Limited	United Kingdom
Exide Limited	United Kingdom
Fleetness 173 Limited	United Kingdom
Masterpower Electronics Limited	Scotland
Ondyne (UK) Limited	United Kingdom
Stocksave Limited	United Kingdom
Vertu Security Limited	United Kingdom
Viper Security Limited	United Kingdom
Bardic Emergency Systems Limited	United Kingdom
Chloride Investments Limited	Guernsey
Chloride Financing Limited	United Kingdom
Chloride Financing UK Limited	United Kingdom
Fisher-Rosemount Peru S.A.C.	Peru
F-R Tecnologias de Flujo, S.A. de C.V.	Mexico
Motoreductores U.S., S.A. de C.V.	Mexico
NetworkPower Ecuador S.A.	Ecuador
PT. Emerson Indonesia	Indonesia
RAC Technologies (Israel) Ltd.	Israel
Rey-Lam, S. de R.L. de C.V.	Mexico
Termotec de Chihuahua, S.A. de C.V.	Mexico
Tranmet Holdings Limited	United Kingdom
Tranmet Holdings B.V.	Netherlands
Industrial Group Metran CJSC	Russia
Metran-Export CJSC	Russia
EPMCO Holdings, Inc.	Delaware
Emerson Process Management Regulator Technologies, Inc.	Delaware
Fromex, S.A. de C.V.	Mexico
Fisher Controls International LLC	Delaware
Emerson Process Management Australia Pty Limited	Australia
Emerson Electric Australia Co. Pty. Ltd.	Australia
Emerson Process Management New Zealand Limited	New Zealand
Emerson Process Management China Ltd.	Hong Kong
Fisher Controles de Mexico, S.A. de C.V.	Mexico
Instrument & Valve Services Company	Delaware
Nippon Fisher Co., Ltd.	Japan
Fisher-Rosemount Systems, Inc.	Delaware
Emerson Process Management LLLP	Delaware
Emerson Process Management Power & Water Solutions, Inc.	Delaware
Turbine Control Service Associates, Inc.	Pennsylvania
Emerson Process Management SAS	France

Emerson Process Management, Lda	Portugal
Fiberconn Assemblies Morocco Sarl	Morocco
Fusite Corporation	Ohio
Emerson Japan Ltd.	Japan
Fusite Land Company	Delaware
General Equipment and Manufacturing Company, Inc.	Kentucky
TopWorx RSA (Proprietary) Limited	South Africa
High Voltage Maintenance Corporation	Ohio
Hiross India Private Limited	India
Humboldt Hermetic Motor Corp.	Delaware
Woodstock Land Company LLC	Missouri
Innovative Control Systems, Inc.	New York
Intrinsic Safety Equipment of Texas, Inc.	Texas
Kato Engineering Inc.	Delaware
Kop-Flex, Inc.	Delaware
Kop-Flex Canada Limited	Canada
Metaloy, Inc.	Massachusetts
Metropolitan International, Inc.	Nevada
InterMetro Industries Corporation	Nevada
InterMetro Industries Corporation	Delaware
InterMetro Industries B.V.	Netherlands
Metro Industries, Inc.	Nevada
Metropolitan Wire (Canada) Ltd.	Canada
Metropolitan Wire Corporation	Pennsylvania
Motores Hermeticos del Sur, S.A. de C.V.	Mexico
Numatics, Incorporated	Michigan
Asco Numatics (Taiwan) Co., Ltd.	Taiwan
Numatics GmbH	Germany
ProTeam, Inc.	Idaho
ProTeam (China) Limited	Hong Kong
Ridge Tool Europe NV	Belgium
Ridgid Scandinavia A/S	Denmark
Von Arx AG	Switzerland
Von Arx GmbH	Germany
Rosemount Tank Gauging North America Inc.	Texas
Roxar, Inc.	Delaware
System Plast, LLC	North Carolina
SPPA LLC	Pennsylvania
Solus Industrial Innovations, LLC	Delaware
System Plast USA de Mexico, S. de R.L. de C.V.	Mexico
Termocontroles de Juarez, S.A. de C.V.	Mexico
Tescom Corporation	Minnesota
Tescom Europe Management GmbH	Germany

Tescom Europe GmbH & Co. KG	Germany
Thunderline Z, Inc.	Delaware
Transmisiones de Potencia Emerson, S.A. de C.V.	Mexico